UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 22, 2006

Commission file number 1-13163

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308

(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky                40213
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code:       (502) 874-8300

Former name or former address, if changed since last report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8 – Other Events

Item 8.01 Other Events

On June 22, 2006, YUM! Brands, Inc. issued a press release reporting Period 6 sales for its portfolio of International, China and U.S. businesses. The Company also provided tax rate guidance for its second quarter 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated June 22, 2006 from YUM! Brands, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date: June 27, 2006	/s/ Scott Toop
Vice President and Associate General Counsel

Exhibit 99.1

YUM! BRANDS REPORTS SECOND-QUARTER GLOBAL SALES RESULTS

Louisville, Ky. — June 22, 2006 — Yum! Brands Inc. (NYSE: YUM) today reported estimated second-quarter results for

•	Yum! Restaurants International (YRI) Division system sales: +8% in local currency.
•	China Division system sales: +29% in local currency.
•	U.S. blended same-store sales: Even.

Yum! Restaurants International Division SYSTEM-Sales Growth (Estimated)

	2006 Local Currency	2005 Local Currency
Period 6	+10%	+6%
Quarter 2	+8%	+6%

YRI Period 6 system-sales growth benefited by approximately 1 ppt. from the inclusion of the Rostik’s restaurants in Russia. On March 24, 2006, YUM acquired the Rostik’s brand. We have just begun the two-year process of cobranding the 85 Rostik’s and the existing 18 franchise KFCs into Rostik’s/KFC restaurants.

YRI Period 6 system sales in U.S. dollars increased 10%. Second-quarter system sales in U.S. dollars increased 5%, which included a 3% negative impact from foreign currency conversion.

China Division SYSTEM-Sales Growth (Estimated)

	2006 Local Currency	2005 Local Currency
Period 6	+28%	Even
Quarter 2	+29%	+2%

Note: China Division includes mainland China, Thailand and the KFC Taiwan business.

Including the positive impact of foreign currency conversion, reported China Division system sales in U.S. dollars increased 31% for Period 6 and 33% for the second quarter.

System-sales growth for mainland China for the second quarter was +36% in local currency and +40% in

U.S. dollars; for Period 6, +31% in local currency and +35% in U.S. dollars

U.S. Company Same-Store-Sales Growth (Estimated)

	Period 6 2006	Period 6 2005	Q2 2006	Q2 2005
U.S. BLENDED	Even	+6%	Even	+5%
Taco Bell	+3%	+7%	+5%	+5%
Pizza Hut	(9)%	Even	(7)%	+2%
KFC	+5%	+12%	+2%	+8%

2006 Period 6 End Dates		2006 Period 7 End Dates
International Division	5/22/2006	International Division	6/19/2006
China Division	5/31/2006	China Division	6/30/2006
U.S. Business	6/17/2006	U.S. Business	7/15/2006

Tax Rate Update

As we previously communicated during our annual analyst/investor meeting in December 2005, we expected our 2006 quarterly tax rate to be somewhat volatile. Based on the best available information for the second quarter of 2006, the company expects the tax rate to be approximately 32%, plus or minus 1 ppt.

Yum! China Investor Conference 2

September 7–8, 2006, the Yum! team will host the second China Investor Conference in Shanghai, China.

Our investors and analysts are invited to attend this two-day event with the Yum! China management team. Attendees will also visit local KFC and Pizza Hut restaurants.

Please contact Yum! Investor Relations at 888/298-6986 and ask for Donna to confirm that you plan to attend. We need to hear from you as soon as possible to complete details for this unique opportunity.

Period 7, 2006, Sales Release

Sales results for Period 7 (the four-week period ending July 15, 2006, for U.S. businesses) are scheduled to be released with second-quarter earnings after market hours Wednesday, July 19, 2006. Historical sales results for each of our divisions are available in spreadsheet format at www.yum.com/investors/sss.asp.

Definitions for Terms Used Throughout This Document

All related definitions for terms used throughout this release can be found on our Web site: www.yum.com/investors/media/earnings/notes/q1_2006.pdf.

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include those identified by such words as may, will, expect, project, anticipate, believe, plan and other similar terminology. These “forward-looking” statements reflect management’s current expectations regarding future events and operating and financial performance and are based on currently available data. However, actual results are subject to future events and uncertainties, which could cause actual results to differ from those projected in this announcement. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. Factors that can cause actual results to differ materially include, but are not limited to, changes in global and local business, economic and political conditions in the countries and territories where Yum! Brands operates, including the effects of war and terrorist activities; changes in currency exchange and interest rates; changes in commodity, labor and other operating costs; changes in competition in the food industry, consumer preferences or perceptions concerning the products of the company and/or our competitors, spending patterns and demographic trends; the impact that any widespread illness or general health concern may have on our business and the economy of the countries in which we operate; the effectiveness of our operating initiatives and marketing, advertising and promotional efforts; new-product and concept development by Yum! Brands and other food-industry competitors; the success of our strategies for refranchising and international development and operations; the ongoing business viability of our franchise and license operators; our ability to secure distribution to our restaurants at competitive rates and to ensure adequate supplies of restaurant products and equipment in our stores; unexpected disruptions in our supply chain; publicity that may impact our business and/or industry; severe weather conditions; effects and outcomes of pending or future legal claims involving the company; changes in effective tax rates; our actuarially determined casualty loss estimates; new legislation and governmental regulations or changes in legislation and regulations and the consequent impact on our business; and changes in accounting policies and practices. Further information about factors that could affect Yum! Brands’ financial and other results are included in the company’s Forms 10-Q and 10-K, filed with the Securities and Exchange Commission.

Yum! Brands Inc., based in Louisville, Kentucky, is the world’s largest restaurant company in terms of system restaurants with over 34,000 restaurants in more than 100 countries and territories. Four of the company’s restaurant brands — KFC, Pizza Hut, Taco Bell and Long John Silver’s — are the global leaders of the chicken, pizza, Mexican-style food and quick-service seafood categories respectively. Yum! Brands is the worldwide leader in multibranding, which offers consumers more choice and convenience at one restaurant location from a combination of KFC, Taco Bell, Pizza Hut, A&W or Long John Silver’s brands. The company and its franchisees today operate over 3,300 multibrand restaurants. Outside the United States in 2005, the Yum! Brands’ system opened about three new restaurants each day of the year, making it one of the fastest growing retailers in the world. For the past three years, the company has been recognized as one of Fortune Magazine’s “Top 50 Employers for Minorities.” It also has been recognized as one of the “Top 50 Employers for Women” by Fortune, one of the “40 Best Companies for Diversity” by Black Enterprise Magazine for the past two years, one of the “Corporate 100 Companies Providing Opportunities for Hispanics” by Hispanic Magazine, one of the “Top 50 Corporations for Supplier Diversity” by Hispanic Trends Magazine and by BusinessWeek as one of the “Top 15 Companies for In-Kind Corporate Philanthropy.”

Analysts are invited to contact

Tim Jerzyk, Vice President Investor Relations, at 888/298-6986

Quan Nghe, Director Investor Relations, at 888/298-6986

Members of the media are invited to contact

Amy Sherwood, Vice President Public Relations, at 502/874-8200